TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042     HV-3574 – PremierSolutions Standard

333-72042     HV-5244 – PremierSolutions Standard (Series II)

333-72042     HV-5795 – PremierSolutions Standard (Series A)

333-72042     HV-6779 – PremierSolutions Standard (Series A-II)

333-151805   HV-6776 – Premier InnovationsSM

333-151805   HV-6778 – Premier InnovationsSM (Series II)

Supplement dated March 6, 2019 to your Prospectus

SUB-ADVISER CHANGE

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND – CLASS R4

Effective February 5, 2019, Boston Partners Global Investors, Inc. replaced Wellington Management Company LLP as a co-subadvisor to the MassMutual Select Fundamental Value Fund.  Barrow, Hanley, Mewhinney & Strauss, LLC continues to be a subadviser and will be a co-subadviser with Boston Partners Global Investors, Inc.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.